SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Macro Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Henning Potstada, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Christoph-Arend Schmidt, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Stefan Flasdick, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.
Fabian Degen, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2021.
Please Retain This Supplement for Future Reference
March 1, 2021
PROSTKR21-09